Exhibit 10.36

OFFICE LEASE AGREEMENT

Between

FALLS PLACE, LLC

as Landlord

and

RECOM MANAGED SYSTEMS, INC.

as Tenant

Falls Place

Suite 309

531 South Main Street

Greenville, South Carolina 29601

TABLE OF CONTENTS

1.

PREMISES

1

2.

TERM

1

3.

USE

2

4.

RENT

2

5.

SERVICES BY LANDLORD

3

6.

TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES; LANDLORD'S DUTIES AND RIGHTS4

7.

DAMAGES TO PREMISES

5

8.

ASSIGNMENT - SUBLEASE

6

9.

TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS

7

10.

SUBORDINATION-ATTORNMENT; LANDLORD FINANCING.

9

11.

SIGNS, CARDING

10

12.

ACCESS TO PREMISES

10

13.

DEFAULT

11

14.

MULTIPLE DEFAULTS.

12

15.

PROPERTY OF TENANT

13

16.

BANKRUPTCY

13

17.

EMINENT DOMAIN

13

18.

ADA GENERAL COMPLIANCE

14

19.

QUIET ENJOYMENT

14

20.

NOTICES

14

21.

HOLDING OVER

15

22.

BROKER'S COMMISSIONS

16

23.

ENVIRONMENTAL COMPLIANCE.

16

24.

EARLY TERMINATION

18

25.

MISCELLANEOUS

17

EXHIBITS

"A"

Legal Description

"A-1"

Premises

"A-2"

Signage

"B"

Workletter

"C"

Rules and Regulations

"D"

Base Rent

"E"

Additional Rent

"F"

Non-Disturbance, Attornment and Subordination Agreement

"G"

Renewal Option

i

STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

THIS LEASE (the "Lease"), is made this 31st day of May, 2005 (the “Effective Date”), by and between FALLS PLACE, LLC, a South Carolina limited liability company, (hereinafter referred to as the "Landlord"), and RECOM MANAGED SYSTEMS, INC. (hereinafter referred to as the "Tenant"):

W I T N E S S E T H

Upon the terms and conditions hereinafter set forth, Landlord leases to the Tenant and Tenant leases from Landlord property referred to as the Premise, all as follows:

1.

PREMISES.

(a)

The property hereby leased to Tenant is that area shown on Exhibit A-1 hereto attached, which consists of approximately Four thousand twenty-nine (4,029) rentable square feet, which is located on the third floor, designated as Suite 309 (hereinafter referred to as the “Premises”), in the building containing approximately forty seven thousand six hundred and eighty two (47,682) rentable square feet known as “Falls Place” (hereinafter referred to as the "Building") on a tract of land located at 531 South Main Street, Greenville, South Carolina 29601, more particularly described on Exhibit A attached hereto (together with the Building, hereinafter referred to as the "Property").

(b)

As long as Tenant is entitled to possession of the Premises, Tenant shall have the nonexclusive right to use any parking areas, driveways, sidewalks, and other common facilities of the Property as they may exist from time to time.  It is understood that the Landlord has provided limited surface parking spaces for the use of customers, guests and other invitees of the tenants in the Building.

2.

TERM.  This Lease shall be effective as of the Effective Date and the Lease Term (hereinafter referred to as either the “Lease Term” or "Term") is for Thirty-six (36) months, and shall commence on the earliest of either (a) the date that the Tenant opens for business to the public or (b) thirty (30) days following the date that the Lease is fully executed (the earliest of said dates being hereinafter referred to as the “Commencement Date"), and shall expire (unless sooner terminated or extended as herein provided) at midnight on the last day of the calendar month that is Thirty-six (36) months after the Commencement Date (hereinafter referred to as the "Expiration Date").  In the event Landlord shall permit Tenant to take possession of the Premises prior to the Commencement Date referenced above, all the terms and conditions of this Lease shall apply.  Tenant shall have an option to renew the Lease in accordance with the terms and conditions set forth in Exhibit G.

3.

USE.  The Premises may be used only for general office but for no other use without Landlord's prior written consent.  Tenant shall never make any use of the Premises which is in violation of any governmental laws, rules or regulations, whether now existing or hereafter enacted or which is in violation of the general rules and regulations for Tenants (a copy of the present rules are attached as Exhibit C) as may be developed or modified from time to time by Landlord effective as of the date delivered to Tenant or posted on the Premises providing such rules are uniformly applicable to all Tenants in the Building (hereinafter referred to as the "Rules and Regulations"), nor may Tenant make any use of the Premises not permitted, or otherwise prohibited, by any restrictive covenants which apply to the Premises.  Tenant may not make any use which is or may be a nuisance or trespass, which increases any insurance premiums, or makes such insurance unavailable to Landlord on the Building.  In the event of an increase in any of Landlord's insurance premiums which results from Tenant's use or occupancy of the Premises, if Tenant does not pay Landlord, on demand, the amount of such increase, Landlord may treat such use as a default hereunder.

4.

RENT.  As used herein, the term "Rent" shall mean Base Rent (as hereinafter defined) plus Additional Rent (as hereinafter defined).  Tenant shall pay to Landlord Rent on or before the first day of each calendar month during the Term, without previous demand or notice therefor by Landlord and without set-off or deduction, provided, however, if the Term commences on a day other than the first day of the calendar month, then Rent for such month shall be (i) prorated for the period between the Commencement Date and the last day of the month in which the Commencement Date falls, and (ii) due and payable on the Commencement Date.  Notwithstanding anything contained herein to the contrary, Tenant's obligation to pay Rent under this Lease is completely separate and independent from any of Landlord's obligations under this Lease.  For each monthly Rent payment Landlord receives after the tenth (10th) day of the month Landlord shall be entitled to all remedies provided under Sections 13 and 14 below, and a late charge in the amount of two percent ( 2%) of all Rent due for such month together with late notice processing fee of Twenty Five & 00/100 ($25.00) Dollars per month.  If Landlord presents Tenant's check to any bank and the Tenant has insufficient funds to pay for such check, then Landlord shall be entitled to all remedies provided under Sections 13 and 14 below, a lawful bad check fee of Twenty Five & 00/100 ($25.00) Dollars for each check, and the Landlord shall have the right, upon providing notice to the Tenant, to require the Tenant to make all subsequent payments of Rent by cashier’s check or money order.

4.1

BASE RENT.  Tenant shall pay minimum annual Rent (hereinafter referred to as the "Base Rent") in monthly installments in advance on or before the first day of each month as reflected in Exhibit D hereto.

4.2

ADDITIONAL RENT.  As used in this Lease, the term "Additional Rent" shall mean all sums and charges, excluding Base Rent, due and payable by Tenant under this Lease, including, but not limited to, the following:

(a)

Sales or use tax imposed on Rents collected by Landlord or any tax on Rents in lieu of ad valorem taxes on the Building, even though laws imposing such taxes attempt to require Landlord to pay the same.

(b)

Tenant's Proportionate Share (as hereinafter defined) of the increase in Landlord's Operating Expenses (as hereinafter defined) as set forth in Exhibit E.

5.

SERVICES BY LANDLORD.  Provided that Tenant is not then in default, Landlord shall cause to be furnished to the Building, or as applicable, the Premises, in common with other Tenants, during business hours of 8:00 a.m. and 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays (excluding national and State holidays), the following services; janitorial services (five [5] days a week after normal working hours), water (if available from city mains) for drinking, lavatory and toilet purposes, operatorless elevator service and heating and air conditioning for the reasonably comfortable use and occupancy of the Premises, provided heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service.  Landlord shall furnish the Premises with electricity for the maintenance of Building standard fluorescent lighting composed of 2' x 4' fixtures.  Incandescent fixtures, table lamps, all lighting controls other than controls for the aforesaid Building standard fluorescent lighting and for the operation of general office machines, such as electric typewriters, desk top computers, word processing equipment, scanners, fax machines, dictating equipment, adding machines and calculators, and general service non-production type office copy machines.  Landlord shall have the right to enter and inspect the Premises and all electrical devices therein from time to time, provided that Landlord shall have no obligation to provide more than five (5) watts per rentable square foot of electricity for convenience outlets serving the Premises.  At other times, heating and air conditioning will be furnished at a Building standard charge (payable by Tenant to Landlord on written demand by Landlord) and on Building standard terms relating to advance notice, minimum hours, minimum zones, and other matters.  All additional costs resulting from Tenant's extraordinary usage of heating, air conditioning or electricity shall be paid by Tenant upon demand as Additional Rent for each month or portion thereof, and Tenant shall not install equipment with unusual demands for any of the foregoing without Landlord's prior written consent, which Landlord may withhold if it determines that in its opinion such equipment may not be safely used in the Premises or that electrical service is not adequate therefor.  If heat-generating machines or equipment or occupancy in excess of the design basis specified above or other intensive activities shall be used or carried on in the Premises by Tenant which affect the temperature otherwise maintained by the heating and air conditioning system, Landlord shall have the right to install supplemental air conditioning units in the Premises and the cost thereof, including the cost of engineering and installation, and the cost of operation and maintenance thereof, shall be paid by Tenant upon demand by Landlord.

Landlord acknowledges and agrees that Tenant may enter into a service contract with a third party provider for the periodic removal of certain of Tenant’s paper trash.  The service provider will supply Tenant with containers to be maintained in the Premises and used by Tenant for purposes of depositing paper documents which Tenant designates for confidential removal and disposal treatment.  Landlord agrees that such service provider shall have access to the Premises at reasonable times for the above purposes.

There shall be no abatement or reduction of Rent by reason of any of the foregoing services not being continuously provided to Tenant.  Tenant shall report to Landlord immediately any defective condition in or about the Premises known to Tenant and if such defect is not so reported and such failure to promptly report results in other damage, Tenant shall be liable for same.  Landlord shall not be liable to Tenant for any damages caused to Tenant and its property due to the Building or any part of appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from problems with electrical service.  Landlord shall maintain the Building in first class condition.

6.

TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES; LANDLORD'S DUTIES AND RIGHTS.  Subject to the terms of the attached Workletter, if any, Tenant's occupancy of the Premises is Tenant's representation to Landlord that it has examined and inspected the same, finds the Premises to be as represented by Landlord and satisfactory for Tenant's intended use, and constitutes Tenant's acceptance "as is", Landlord makes no representation or warranty as to the condition of said Premises.  Landlord shall assign to Tenant any and all warranties relating to the Premises.  During Tenant move-in, a representative of the Tenant must be onsite with Tenant's moving company to ensure proper treatment of the Building and the Premises.  Elevators in multi-story office Buildings must remain in use for the general public during business hours as defined herein in Section 5.  Any specialized use of elevators must be coordinated with the Landlord's property manager.  All packing material and refuse must be properly disposed of by Tenant in accordance with the Rules and Regulations.  Any damage or destruction to the Building or the Premises due to moving will be the sole responsibility of the Tenant.  Tenant shall deliver at the end of this Lease each and every part of the Premises in good repair and condition, ordinary wear and tear and damages by insured casualty excepted.  The delivery of key or other such tender of possession of the Premises to Landlord to an employee of Landlord shall not operate as a termination of this Lease or a surrender of Premises except upon written notice by Landlord.  Tenant shall:  (a) keep the Premises and fixtures in good order; (b) make repairs and replacements to the Premises or Building needed because of Tenant's misuse or primary negligence; (c) repair and replace special equipment or decorative treatments installed by or at Tenant's request and that serve the Premises only, except if this Lease is ended because of casualty loss or condemnation; and (d) not commit waste.  Tenant, however, shall make no structural modifications or alterations to the Premises or the Building at a cost greater than $25,000 under any circumstances without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  In the event that the Landlord consents to the Tenant’s proposed alterations to the Premises, then the Tenant shall complete the alterations, at its expense, in accordance with the drawings and specifications that have been approved by the Landlord and shall only use the contractor(s) that have been approved by the Landlord. If Tenant desires to make any interior alterations to the Premises that cost less than $25,000, Tenant shall notify Landlord and provide a complete set of construction drawings and specifications and the identity of the contractor(s) that the Tenant proposes to use for the alterations to the Landlord.  On termination of this Lease or vacation of the Premises by Tenant, Tenant shall restore the Premises, at Tenant's sole expense, to the same condition as existed at the Commencement Date, ordinary wear and tear and damage by insured casualty only excepted.  Landlord, however, may elect to require Tenant to leave alterations performed for Tenant unless at the time of such alterations Landlord agreed in writing such alteration could be removed on Expiration Date.

Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant.  Should any claim of lien or other lien filed against the Premises or the Building by reason of any act or omission of Tenant or any of Tenant's agents, employees, contractors or representatives, Tenant shall cause the same to be cancelled and discharged of record by bond or otherwise within ten (10) day period, Landlord may discharge the same, in which event Tenant shall reimburse Landlord, on demand, as Additional Rent, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs and attorney's fees incurred by Landlord in connection therewith.  The remedies provided herein shall be in addition to all other remedies available to Landlord under this Lease or otherwise.  Tenant shall have no power to do any act or make any contract that may create or be the foundation of any lien, mortgage, or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises.  NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING.

Notwithstanding anything to the contrary set forth above in this Section 6, if Tenant does not perform its maintenance obligations in a timely manner as set forth in this Lease, commencing the same within five (5) days of receipt of notice from Landlord specifying the work needed and thereafter diligently and continuously pursuing completion of unfulfilled maintenance obligations, then Landlord shall have the right, but not the obligation, to perform such maintenance, and any amounts so expended by Landlord shall be paid by Tenant to Landlord within thirty (30) days after demand, with interest at the maximum rate allowed by law (or the rate of fifteen percent [15%] per annum, whichever is less) from the date of expenditure through the date paid.

Except for repairs and replacements that Tenant must make under this Section 6, Landlord shall pay for and make all other repairs and replacements to the Premises, common areas and Building (including Building fixtures and equipment).  This maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all exterior (outside of walls) systems, such as mechanical, electrical, HVAC, and plumbing.  Repairs or replacements required under Section 6 shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice from Tenant or having actual knowledge of the need for a repair or replacement.

7.

DAMAGES TO PREMISES.  If the Premises shall be partially damaged by fire or other casualty insured under Landlord's insurance policies, and if Landlord's lender(s)

shall permit insurance proceeds paid as a result thereof to be so used, then upon receipt of the insurance proceeds, Landlord shall, except as otherwise provided herein, promptly repair and restore the Premises (exclusive of improvements made by Tenant, Tenant's trade fixtures, decorations, signs and contents) substantially to the condition thereof immediately prior to such damage or destruction; limited, however, to the extent of the insurance proceeds received by Landlord.  If by reason of such occurrence: (a) the Premises is rendered wholly untenantable; (b) the Premises is damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (c) Landlord's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; (d) the Premises is damaged and rendered untenantable in whole or in part during the last two years of the Lease term; or (e) the Building containing the Premises is damaged (whether or not the Premises is damaged) to an extent of fifty percent (50%) or more of the fair market value thereof, Landlord may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Tenant within sixty (60) days after the date of such occurrence, and thereupon this Lease shall terminate.  Tenant shall vacate and surrender the Premises to Landlord within thirty (30) days after receipt of such notice of termination.  In addition, Tenant may also terminate this Lease by written notice given to Landlord at any time between the one hundred eighty-first (181st) and one hundred ninety-sixth (196th) day after the occurrence of any such casualty, if Landlord has failed to restore the damaged portions of the Building (including the Premises) within one hundred eighty (180) days of such casualty.  However, if Landlord is prevented by delays beyond is reasonable control ("Delays"), from completing the restoration within said one hundred eighty (180) day period, and if Landlord provides Tenant with written notice of such cause for Delay within fifteen (15) days of the occurrence thereof, said notice to contain the reason for Delay and a good faith estimate of the period of the Delay caused thereby, then Landlord shall have an additional period beyond said one hundred eighty (180) days, equal to the Delays in which to restore the damaged areas of the Building; and Tenant may not elect to terminate this Lease until said additional period required for completion has expired with the Building not having been substantially restored.  In such case, Tenant's fifteen (15) day notice of termination period shall begin to run upon the expiration of Landlord's additional period for restoration set forth in the preceding sentence.  Upon the termination of this Lease as aforesaid, Tenant's liability for the Rent and other charges reserved hereunder shall cease as of the effective date of the termination of this Lease, subject, however, to the provisions for abatement of Rent hereinafter set forth.

Unless this Lease is terminated as aforesaid, the Lease shall remain in full force and effect and Tenant shall promptly repair, restore, or replace Tenant's improvements, trade fixtures, decorations, signs, and contents in the Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction, and the proceeds of all insurance carried by Tenant on said property shall be held in trust by Tenant for the purposes of such repair, restoration, or replacement.

If, by reason of such fire or other casualty, the Premises is rendered wholly untenantable, then the Rent payable by Tenant shall be fully abated, or if only partially damaged, such Rent and other charges shall be abated proportionately as to that portion of the Premises rendered untenantable, in either event (unless the Lease is terminated as aforesaid)

from the date of such casualty until the Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Premises, whichever shall first occur.  Tenant shall continue the operation of Tenant's business in the Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management.  However, if such damages or other casualty shall be caused by the negligence or other wrongful conduct of Tenant or of Tenant's subtenants, licensees, contractors, or invitees, or their respective agents or employees, there shall be no abatement of Rent.  Except for the abatement of the Rent hereinabove set forth, Tenant shall not be entitled to, and hereby waives, all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration.

8.

ASSIGNMENT - SUBLEASE.  Tenant may assign, sublet, part with or share possession of all or any part of the Premises or transfer its interest in the Lease provided it first secures the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings.  Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant acknowledges that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.

If Landlord consents to any assignment or subletting, Tenant shall pay all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the assignment or sublease transaction, including Landlord's reasonable attorney's fees.

If this Lease shall be assigned or the Premises or any portion thereof sublet by Tenant at a Rental that exceeds the Rentals to be paid to Landlord hereunder, attributable to the Premises or portion thereof so assigned or sublet, then any such excess shall be paid over to Landlord by Tenant.  If Landlord assists Tenant in finding a permissible subtenant, Landlord shall be paid a fee for such assistance in addition to a fee in an amount necessary to cover the subtenant's improvements to the Premises.

9.

TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS.  Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including the Rules and Regulations.

Throughout the Term of this Lease, Tenant at its sole cost and expense shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent, (presently Caine Company, Inc. and its affiliates) and Tenant, Commercial General Liability Insurance (1986 ISO Form or its equivalent) with a combined single limit, each Occurrence and General Aggregate per location of at least Two Million ($2,000,000) Dollars, which policy shall insure against liability of Tenant, arising out of and in connection with Tenant's use of the Premises, and which shall insure the indemnity provisions contained herein.  Not more frequently than once every three (3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient.  Tenant shall also carry the equivalent of ISO Special form Property Insurance on its personal property and fixtures located in the Premises and any improvements made by Tenant for their full replacement value and with coinsurance waived, and Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord.  All such policies shall be non assessable and shall contain language to the extent obtainable that: (a) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (b) that the policies are primary and non-contributing with any insurance that Landlord may carry, and (c) that the policies cannot be cancelled, non-renewed, or coverage reduced except after thirty (30) days' prior written notice to Landlord.  If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, Landlord may obtain such coverage and Tenant shall reimburse the cost thereof on demand.

Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damages has been paid either to Landlord, Tenant, or other person, firm or corporation, under the terms of any Property, General Liability, or other policy of insurance, to the extent such releases or waivers are permitted under applicable law.  As respects all policies of insurance carried or maintained pursuant to this Lease and to the extent permitted under such policies Tenant and Landlord each waive the insurance carriers' rights of subrogation.  Subject to the foregoing, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (a) Tenant's use of the Premises or any part thereof, (b) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, or any part thereof, (c) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (d) any act or negligence of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon.  If such action is brought against Landlord, Tenant, upon notice from Landlord, shall defend the same through counsel selected by Tenant’s insurer, or other counsel acceptable to Landlord.  Tenant assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Tenant hereby waives such claims in respect thereof against Landlord.  The provisions of this paragraph shall survive the termination of this Lease.

Landlord shall keep the Building, including the improvements, insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building.

Each party shall keep its personal property and trade fixtures in the Premises and Building insured with the equivalent of ISO Special Form Property Insurance in the amount of the full replacement cost of the property and fixtures.  Tenant shall also keep any non-standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property.

Tenant's insurance policies required by this Lease shall: (a) be issued by insurance companies licensed to do business in the state in which the Premises are located with a general policyholder's ratings of at least A- and a financial rating of at least #VI in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (b) name the non-procuring party as an additional insured as its interests may appear [other landlords or Tenants may be added as additional insureds in a blanket policy]; (c) provide that the insurance not be cancelled, non-renewed or coverage materially reduced unless thirty (30) days' advance notice is given to the non-procuring party; (d) be primary policies; (e) provided that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (f) have no deductible exceeding $10,000, unless accepted in writing by Landlord; and (g) be maintained during the entire Lease Term and any extension terms..

10.

SUBORDINATION-ATTORNMENT; LANDLORD FINANCING.

(a)

Tenant agrees that this Lease will be subordinate to any mortgage, deed of trust and/or related security instruments (including without limitation any assignment of this Lease or rents hereunder) (hereinafter collectively referred to as the “Mortgage”) heretofore or hereafter executed by Landlord covering the Premises, depending on the requirements of such mortgagee or beneficiary (hereinafter referred to as the “Mortgagee”).  Tenant, within ten (10) days after request to do so from Landlord or its Mortgagee, will execute such agreement making this Lease superior or subordinate and containing such other agreements and covenants on Tenant's part as Landlord's Mortgagee may request, and will agree to attorn to said Mortgagee provided the Mortgagee agrees not to disturb Tenant's possession hereunder so long as Tenant is in compliance with this Lease.  Further, Tenant agrees to execute within five (5) days after request therefor, and as often as requested, estoppel certificates confirming any factual matter requested therein which is true and is within Tenant's knowledge regarding this Lease, the Premises, or Tenant's use thereof, including, but not limited to date of occupancy, Expiration Date, the amount of Rent due and date to which Rent is paid, whether or not Tenant has any defense or offsets to the enforcement of this Lease or the Rent payable hereunder or knowledge of any default or breach by Landlord, and that this Lease together with any modifications or amendments is in full force and effect. Tenant shall attach to such estoppel certificate copies of all modifications or amendments. Tenant agrees to give any Mortgagee of

Landlord which has provided a non-disturbance agreement to Tenant, notice of, and a reasonable opportunity (which shall in no event be less than thirty (30) days after written notice thereof is delivered to Mortgagee as herein provided) to cure, any Landlord default hereunder; and Tenant agrees to accept such cure if effected by such Mortgagee.  No termination of this Lease by Tenant shall be effective until such notice has been given and the cure period has expired without the default having been cured.  Further, Tenant agrees to permit such Mortgagee (or other purchaser at any foreclosure sale), and its successors and assigns, on acquiring Landlord's interest in the Premises and the Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as accrue after Landlord's interest is so acquired.  Tenant agrees to attorn to any successor Landlord.

(b)

In the event of a foreclosure or transfer in lieu of a foreclosure, Tenant agrees that the purchaser at the foreclosure, or transferee (hereinafter referred to as  the “New Owner”):

(i)

is relieved from the obligation to return any security deposit not actually received by the Mortgagee or the New Owner;

(ii)

shall not be bound by Rents paid more than one month in advance; and

(iii)

shall not be bound by actions taken by the Landlord with respect to this Lease not permitted under the terms of the Mortgage.

(c)

Tenant acknowledges that (i) Landlord owns all personal property affixed to the Real Property, other than trade fixtures, office furniture, office equipment or other personal property the use of which is not provided by the Landlord to the Tenant under the Lease, and (ii) Tenant is obligated to repair any damages incidental to the removal of trade fixtures, office furniture or office equipment owned by the Tenant.

(d)

Any notice delivered to the Tenant by the Mortgagee shall be valid if delivered to the Premises demised by this Lease.

11.

SIGNS, CARDING.  Tenant shall not paint or place signs, placards or other advertisement of any character upon or in the windows of the Demised Premises, upon the outside walls or the roof of the Demised Premises or of the Building, or on any other part of the Real Estate except with the specific written consent of Landlord.  In the event that the Tenant places any sign, placards or advertisement in or around the Demised Premises or the Real Estate in violation of this paragraph, Landlord may, in addition to any and all other remedies available hereunder, at law or in equity, remove such sign, placard or advertisement, without being liable to Tenant or any other party for entry into the Demised Premised for purposes of such removal or for damages to such sign, placard or advertisement or to the property to which it was affixed or attached.

In no event shall the Landlord have any responsibility for installing signs, placards or other advertisement for Tenant or be responsible of the cost of any signs, placards or advertising for or of Tenant.  Landlord reserves the right to change the name of the Building at anytime, and in addition, the right to erect signs permanent or temporary, as to such name or leasing (renting) of the Building.  Notwithstanding, anything otherwise contained in this Article 11, Landlord may display Tenant’s name on or near the entrance to the Premises, and Landlord will provide a Directory containing Tenant’s name in the lobby or other conspicuous place in the Building, all in accordance with Building Rules and Regulations.

12.

ACCESS TO PREMISES.  Landlord, its managers, employees, agents and independent contractors, may enter the Premises at reasonable times with reasonable advance notice to Tenant (or an authorized employee of Tenant at the Premises), except in the event of an emergency in which case Landlord shall provide such notice as may be reasonable under the circumstances, to do any of the following:  (a) inspect the Premises; (b) make repairs, alterations, improvements, additions and capital improvements to the Premises or to the Building and/or any of its or their operating or other systems (including without limitation, installation and/or maintenance of pipes, ducts, conduits, wires, structural elements and/or any other building service elements or facilities located in the Premises which serve the Premises or other parts or other tenants of the Building) or for any purpose which Landlord shall reasonably deem necessary for the operation and maintenance of the Building; (c) comply with the requirements of law; (d) have the Premises surveyed or undertake testing; or (e) to abate any condition which constitutes a violation of any covenant or condition of this Lease.  Due to the nature of Tenant’s business, for security reasons, in no event shall entry on behalf of Landlord include access to non-public areas of the Premises or other areas which Tenant deems private without an authorized representative of Tenant present at all times.  All of the foregoing entries shall be completed at times and in such a manner as to reasonably minimize interference to Tenant's business and Tenant's use of the Premises. No such entry shall be deemed an eviction or disturbance of Tenant’s use or possession of the Premises or give rise to any claim for setoff or abatement of any rent or other payment due from Tenant. Landlord agrees to indemnify, defend and hold Tenant and its shareholders, directors, officers, partners, members, managers, employees, agents, independent contractors, guests and invitees harmless from any claims, judgments, damages, penalties, fines, liabilities, losses and costs and expenses arising solely out of Landlord’s presence and performance of activities on the Premises. The indemnification provided herein shall survive the expiration, termination or cancellation of this Lease.  Tenant shall have the right to access the Premises twenty-four (24) hours per day seven (7) days per week.  Tenant shall also have the right to install, at its sole cost, a separate security system for the Premises.

13.

DEFAULT.  If Tenant: (i) fails to pay when due any Rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease within five (5) calendar days after the Landlord provides the Tenant with notice of nonpayment; or (ii) breaches any other agreement, covenant or obligation herein set forth and such breach shall continue and not be remedied within thirty (30) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of thirty (30) days and Tenant does not within said thirty (30) day period commence and thereafter with reasonable diligence completely cure the breach within thirty (30) days after notice; or (iii) files or has filed against it and not stayed or vacated within sixty (60) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or (iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), (hereinafter referred to as  the "Code") has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors; then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which it may have, Landlord at its option may do the following: (i) terminate this Lease; (ii) repossess the Premises, and with or without terminating, relet the same at such amount as Landlord deems reasonable; and if the amount for which the Premises is relet is less than Tenant's Rent and all other obligations of Tenant to Landlord hereunder, then Tenant shall immediately pay the difference on demand to Landlord, but if in excess of Tenant's Rent, and all other obligations of Tenant hereunder, the entire amount obtained from such reletting shall belong to Landlord, free of any claim of Tenant thereto; (iii) seize and hold any personal property of Tenant located in the Premises and assert against the same a lien for monies due Landlord; or (iv) without obtaining any court authorization, lock the Premises and deny Tenant access thereto.  All reasonable expenses of Landlord in repairing, restoring, or altering the Premises for reletting as general office space, together with leasing fees and all other expenses in seeking and obtaining a new Tenant, shall be charged to and be a liability of Tenant.  Landlord's reasonable attorneys' fees in pursuing any of the foregoing remedies, or in collecting any Rent due by Tenant hereunder, shall be paid by Tenant.

All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy.  No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by written notice delivery to Tenant.

The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.

No acceptance by Landlord of a lesser sum than the Base Rent, administrative charges, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords' right to recover the balance of such installment or pursue any other remedy provided in this Lease.

In addition, no payments of money by Tenant to Landlord after the expiration or termination of this Lease after giving of any notice by Landlord to Tenant shall reinstate or extend the Lease Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained.

Tenant further agrees that Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect Rents from Tenant.

14.

MULTIPLE DEFAULTS.

(i)  Tenant acknowledges that any rights or options of first refusal, or to extend the Lease Term, to expand the size of the Premises, to purchase the Premises or the Building Project, or other such or similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Leas by Tenant.  Accordingly, should Tenant default under this Lease on tow (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be deemed cancelled an of no further force and effect.

(ii) Should Tenant default in the payment of Base Rent, Additional Rent, or any other sums payable by Tenant under this lease on two (2) or more occasions during any twelve (12) month period, regardless of whether any such default is cured, then, in addition to all other remedies otherwise available to Landlord, Tenant shall, within ten (10) days after demand by Landlord, post a security deposit in, or increase the existing Security Deposit by a sum equal to three (3) months' installments of Base Rent.  Any security deposit posed pursuant to the foregoing sentence shall be governed by the Security Deposit section of this Lease.

Should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, any notice requirements or cure periods otherwise set forth in this Lease with respect to a default by Tenant shall not apply.

15.

PROPERTY OF TENANT.  Tenant shall pay timely any and all taxes levied or assessed against or upon Tenant's equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises.  Tenant (if not in default hereunder), prior to the Expiration Date of this Lease may remove all fixtures and equipment which it has placed in the Premises, providing Tenant repairs all damages caused by such removal; provided, however, that Tenant grants Landlord a valid first lien security interest (and Tenant shall sign financing statements so evidencing) to secure all Rents and other sums of money due hereunder, upon all of Tenant’s personal property situated in the Premises, and said property shall not be removed therefrom with out the consent of Landlord until all sums due Landlord have been paid and satisfied, which lien herein granted may be foreclosed in the manner and form provided by law for foreclosure of a security interest in personal property..  Any statutory lien for Rent is not waived, the contractual lien herein granted being in addition thereto..  If Tenant does not remove its property from the Premises upon termination (for whatever cause) of this lease, such property shall be deemed abandoned by Tenant, and Landlord may dispose of the same in whatever manner Landlord may elect without any liability to Tenant.

16.

BANKRUPTCY.  Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the United States Bankruptcy Code, as amended (the "Code") may have certain rights to assume or assign this Lease.  Landlord and Tenant further understand that, in any event, Landlord is entitled under the Code to adequate assurances of future performance of the provisions of this Lease.  The parties agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following:

(a)

In order to assure Landlord that the proposed assignee will have the resources with which to pay all Rent payable pursuant to the provisions of this Lease, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the date of this Lease become effective, increased by seven percent (7%), compounded annually, for each year from the Commencement Date through the date of the proposed assignment.  It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

(b)

Any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the uses allowed under Section 3 of the Lease ("Permitted Uses") and such proposed assignee shall continue to engage in the Permitted Uses.  It is understood that Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Uses.

(c)

Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

17.

EMINENT DOMAIN.  If all of the Premises, or such part thereof as will make the same unusable for the purposes contemplated by this Lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date.  If only a portion of the Premises is taken and Tenant can continue use of the remainder in the normal course of its business, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking.  Landlord shall be entitled to receive and retain the entire award for the affected portion of the Building.  Tenant shall have no right or claim to advance any claim against Landlord for any part of any award made to or received by Landlord for any taking and no right or claim for any alleged value of the unexpired portion of this Lease, or its leasehold estate, or for costs of removal, relocation, business interruption expense or any other damages arising out of such taking.  Tenant, however, shall not be prevented from making a claim against the condemning party (but not against Landlord) for any moving expenses, loss of profits, or taking of Tenant's personal property (other than its leasehold estate) to which Tenant may be entitled.  Any such award shall not reduce the amount of the award otherwise payable to Landlord, if any.

18.

ADA GENERAL COMPLIANCE.  Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force, which shall impose any duty upon the Landlord or Tenant with respect to the use, occupation or alteration of Premises, and Tenant shall use all reasonable efforts to fully comply with The Americans With Disabilities Act of 1990.  Landlord's responsibility for compliance with The Americans With Disabilities Act of 1990 shall include the common areas and restrooms of the Building, but not the Premises.

Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of The Americans With Disabilities Act of 1990 (hereinafter referred to as "ADA") relating to any portion of the Building or of the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Building or of the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with ADA and relating to any portion of the Building or the Premises.

19.

QUIET ENJOYMENT.  If Tenant promptly and punctually complies with each of its obligations hereunder, it shall have and enjoy peacefully the possession of the Premises during the Term hereof, provided that no action of Landlord or other Tenants working in other space in the Building, or in repairing or restoring the Premises, shall be deemed a breach of this covenant, or give to Tenant any right to modify this Lease either as to term, Rent payables or other obligations to be performed.

20.

NOTICES.  All notices, demands and requests which may be given or which are required to be given by either party to the other must be in writing.  All notices, demands and requests by the Landlord or Tenant shall be addressed as follows (or to such other address as a party may specify by duly given notice):

RENT PAYMENT	Falls Place, LLC
ADDRESS	P.O. Box 2287
Greenville, South Carolina 29602

LEGAL NOTICE	Falls Place, LLC
ADDRESS FOR	Suite 200
LANDLORD:	200 E. Broad Street
Greenville, South Carolina 29601
Attention: Mr. Caine Halter
Facsimile: 864-250-2899

TENANT:	Recom Managed Systems, Inc.

Suite 203 4705 Laurel Canyon Blvd.
Studio City, CA 91607 Attention: Mr. Rodney Hildebrandt Facsimile: 818-432-4566

Notices, demands or requests which Landlord or Tenant are required to give the other hereunder shall be deemed to have been properly given for all purposes if (i) delivered against a written receipt of delivery, (ii) mailed by express, registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) delivered to a nationally recognized overnight courier service for next business day delivery, to its addressee at such party's address as set forth above or (iv) delivered via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart shall be sent concurrently in either the manner specified in Section (ii) or (iii) above and written confirmation of receipt of transmission shall be provided.  Each such notice, demand or request shall be deemed to have been received upon the earlier of (i) actual receipt or refusal by the addressee or (ii) three business days after deposit thereof at any main or branch United States Post Office if sent in accordance with section (ii) above, and the next business day after deposit thereof with the courier if sent pursuant to section (iii) above.  The parties shall notify the other of any change in address, which notification must be at least fifteen (15) days in advance of being effective.  Notices may be given on behalf of any party by such party's legal counsel.

21.

HOLDING OVER.  If Tenant shall hold over after the expiration of the Lease Term or other termination of this Lease, such holding over shall not be deemed to be a renewal of this lease but shall be deemed to create a tenancy-at-sufferance and by such holding over Tenant shall continue to be bound by all of the terms and conditions of this Lease, except that during such tenancy-at-sufferance Tenant shall pay to Landlord (A) Rent at the rate equal to one hundred and twenty-five percent (125%) of that provided for in the foregoing Section 4, as such Rental amount may have been increased in accordance with the terms of Section 4 hereof, and (B) any and all operating expenses and other forms of Additional Rent payable under this Lease.  The increased Rent during such holding over is intended to compensate Landlord partially for losses, damages and expenses, including frustrating and delaying Landlord's ability to secure a replacement Tenant.  If Landlord loses a prospective Tenant because Tenant fails to vacate the Premises on expiration of this Lease after notice to do so, then Tenant will be liable for such damages as Landlord can prove because of Tenant's wrongful failure to vacate.

22.

BROKER'S COMMISSIONS.  Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this Lease in any manner except Caine Company.  Landlord shall pay only any commissions or fees that are payable to the above-named brokers or finders with respect to this Lease pursuant to Landlord's separate agreement with such brokers or finders.  Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Tenant in the future), claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord.  The provisions of this paragraph shall survive the termination of this Lease.

23.

ENVIRONMENTAL COMPLIANCE.

(a)

Tenant's Responsibility.  Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or materials.  Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Building in which the Premises are any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials.  Tenant covenants and agrees that the Premises will at all times during its use or occupancy thereof be kept and maintained so as to comply with all now-existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or material including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended (all hereinafter collectively called "Laws").  Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises.

(b)

Tenant's Liability.  Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost or charge whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's failure to comply with this Section 23 including, but not limited to: (a) the cost of bringing the Premises into compliance with all Laws and in a non-contaminated state, the same condition as prior to occupancy; (2) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises have been brought into compliance with all Laws; and (3) the reasonable fees and expenses of Landlord's attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this Section 23.

(c)

Property.  For the purposes of this Section 23, the Premises shall include the real estate covered by this Lease; all improvements thereon; all personal property used in connection with the Premises (including that owed by Tenant); and the soil, ground water, and surface water of the Premises, if the Premises include any ground area.

(d)

Inspections by Landlord.  Landlord and its engineers, technicians, and consultants (hereinafter collectively referred to as the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations (hereinafter referred to as "Audits") of the Premises to confirm and monitor Tenant's compliance with this Section 23.  Such audits shall be conducted in such a manner as to minimize the interference with Tenant's permitted activities on the Premises; however, in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this Section 23.  Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits.  The costs of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this Section 23, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the lease Term and within thirty (30) days thereafter (not to exceed two (2) such Audits per calendar year), shall be paid for on demand by Tenant.

(e)

Landlord's Liability.  Provided, however, the foregoing covenants and undertakings of Tenant contained in this Section 23 shall not apply to any condition or matter constituting a violation of any Law:  (1) which existed prior to the commencement of Tenant's use or occupancy of the Premises; (2) which was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors or invitees; or (3) to the extent such violation is caused by, or results form the acts or neglects of Landlord or Landlord's agents, employees, officers, partners, contractors, guests, or invitees.

(f)

Tenant's Liability After Termination of Lease.  The covenants contained in this Section 23 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this Section 23.

24.

EARLY TERMINATION.

Notwithstanding anything contained herein to the contrary, Tenant shall have the right, at it’s option, to terminate this Lease after eighteen (18) months by giving the Landlord ninety (90) days written notice of its intent to terminate.  This right is conditioned upon Tenant’s need to terminate as a result of outgrowing the space in the Premises and no other reason.  Tenant agrees to forfeit the security deposit if it exercises this option.

25.

MISCELLANEOUS.  Headings of sections are for convenience only and shall not be considered in construing the meaning of the contents of such paragraph.  The invalidity of any portion of this Lease shall not have any effect on the balance hereof.  Should Landlord institute any legal proceedings against Tenant for breach of any provision herein contained, and prevail in such action, Tenant shall be liable for the costs and expenses of Landlord, including its reasonable attorneys' fees (at all tribunal levels).  This agreement shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns.  This agreement supersedes and cancels all prior negotiations between the parties, and no changes shall be effective unless in writing signed by both parties.  Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof.  Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this Lease.  If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the Security Deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be released from any liability for return of Security Deposit or prepaid Rent.  This Lease may not be recorded without Landlord's prior written consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes.  The singular shall include the plural, and the masculine, feminine or neuter includes the other.  If Landlord, or its employees, officers, directors, stockholders or partners are ordered to pay Tenant a money judgement because of Landlord's default under this Lease, said money judgment may only be enforced against and satisfied out of (i) Landlord's interest in the Building in which the Premises are located including the Rental income and proceeds from sale; and (ii) any insurance or condemnation proceeds received because of damage or condemnation to, or of, said Building that are available for use by Landlord.  No other assets of Landlord or said other parties exculpated by the preceding sentence shall be liable for, or subject to, any such money judgment.  This Lease shall be interpreted and enforced in accordance with the laws of the State of South Carolina.  If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence in good standing of Tenant and the authority of any person signing this Lease to act for the Tenant.  If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State of South Carolina, that the corporation has a full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so.  The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon the execution and delivery by both Landlord and Tenant.  The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties.  Such date, once inserted, shall be established as the final day of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "Effective Date".

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in four originals, all as of the day and year first above written

IN THE PRESENCE OF:

LANDLORD:

Falls Place, LLC

_______________________________

By:_________________________________

Caine Halter, Manager

_______________________________

TENANT:

Recom Managed Systems, Inc.

______________________________

By:________________________________

______________________________

Title:_______________________________

EXHIBIT A

ALL that certain piece, parcel or lot of land, with the buildings and improvements thereon, situate, lying and being on the southeasterly side of South Main Street, in the City of Greenville, County of Greenville, State of South Carolina, containing .25 acres, more or less, and being shown on plat entitled “Survey for Falls Place, L.L.C”, prepared by Freeland & Associates, Inc. – Engineers and Land Surveyors, dated August 10, 1997, recorded in the RMC Office for Greenville County, South Carolina in Plat Book 36B, at Page 81, reference to said plat being made for metes and bounds description thereof.

THIS being a portion of the same property conveyed to the grantor herein by deed B.M.S. Properties, a General Partnership, dated November 16, 1984, and recorded November 20, 1984 in the RMC Office for Greenville County, South Carolina in Deed Book 1226, at Page 804.

Tax Map No. 0089.00-01-001.01

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EXHIBIT B

WORKLETTER.  The purpose of this Exhibit B is to set forth the rights and obligations of Landlord and Tenant with respect to space planning, engineering, final workshop drawings, and the construction and installation of any improvements to be made to the Premises prior to the Commencement Date (hereinafter referred to as the "Tenant Improvements").  This exhibit contemplates that the performance of this work will proceed in four stages in accordance with the following schedule: (i) preparation of space plan; (ii) final design and engineering and preparation of final plans and working drawings; (iii) preparation by the Contractor of an estimate of the additional cost of initial Tenant Improvements; (iv) submission and approval of plans by appropriate governmental authorities and construction and installation of the Tenant Improvements by the Commencement Date

In consideration of the mutual covenants hereinafter contained, Landlord and Tenant do mutually agree to the following:

1.

Space Planning, Design and Working Drawings.  On Tenant's behalf, Landlord shall provide and designate architects and engineers who will do the following at Tenant's expense, which expense shall be deducted from the Allowance; however, Tenant may elect to designate its own architects and engineers and such expense shall be deducted from Tenant's Allowance.

a.

Attend a reasonable number of meetings with Tenant and Landlord's agent to define Tenant requirements.  Tenant shall approve a space plan in writing within five (5) days after the receipt thereof.

b.

Complete construction drawings for Tenant's partition layout, reflected ceiling grid, telephone and electrical outlets, keying, and finish schedule (subject to the limitation expressed in Section 2 below).

c.

Complete Building standard mechanical plans where necessary (for installation of air conditioning system and ductwork and heating and electrical facilities) for the work to be done in the Premises.

d.

All plans and working drawings for the construction and completion of Tenant's Premises, shall be subject to Landlord's prior written approval.  Any changes or modifications Tenant desires to make to such plans or working drawings shall also be subject to Landlord's prior approval.  Landlord agrees that it will not unreasonably withhold its approval of the plans and working drawings for the construction of Tenant's Premises, or of any changes or modifications thereof; provided, however, the Landlord shall have sole and absolute discretion to approve or disapprove any improvements that will be visible to the exterior of the Premises, or which may affect the structural integrity of the Building.  Any approval of such plans and working drawings by Landlord shall not constitute approval of any delays caused by Tenant and shall not be deemed a waiver of any rights or remedies that may arise as a result of such delays.  Landlord may condition its approval of plans and working drawings upon extension of the Commencement Date of the Lease if such plans and drawings in design or materials for the Building in which the Premises are located and may condition its

1

approval on Tenant design in advance for such improvements estimated to cost more than the Allowance.

2.

Allowance.  Landlord agrees, at it sole cost and expense to provide an allowance of up to Four ($4.00) Dollars per rentable square foot, to design engineer, install, supply and otherwise to construct the Tenant Improvements in the Premises that will become a part of the Building (hereinafter referred to as the "Allowance"); otherwise, Tenant is fully responsible for the payment of all costs in connection with the Tenant Improvements.

3.

Signage and Keying.  Door and/or directory signage and suite keying in accordance with Building standard shall be provided and installed by the Landlord and deducted from the Allowance.

4.

Work and Materials at Tenant's Expense.

a.

Prior to commencing and providing any such work or materials to the Premises, Landlord shall select a contractor or contractors (hereinafter referred to as the "Contractor") to construct and install the Tenant Improvements.  Landlord shall submit to Tenant written estimates of the cost of such work and materials and Tenant shall approve said estimates in writing within five (5) business days upon the receipt thereof.  Landlord shall not be authorized to proceed thereon until such estimate is mutually agreed upon and approved in writing and delivered to Landlord.  The Landlord will charge only its actual costs for its personnel or personnel of its property manager to manage and oversee the work to be done on the Tenant's behalf.

b.

Tenant agrees to pay Landlord, within twenty (20) days after being billed therefor, all costs and expenses incurred in excess of the Allowance in connection with the Tenant Improvements.  Such costs and expenses shall include all amounts charged by Landlord's contractor for performing such work and providing such materials (including the contractor's general conditions, overhead and profit).  Tenant will be billed for such excess costs and expenses.  If unpaid within twenty (20) days after receipt of invoice the outstanding balance shall accrue at the rate of one percent (1%) per month until paid in full.

5.

Tenant Plan Delivery Date.

a.

Tenant covenants and agrees that although certain plans and drawings may be prepared by Landlord's Architect or Engineer, Tenant shall be solely responsible for the timely completion of plans and drawings at it is hereby understood time is of the essence.

b.

Tenant covenants and agrees to deliver to Landlord final plans and working drawings for the construction and completion of the Tenant Improvements requested by Tenant on or before thirty (30) days from execution of this Lease (hereinafter referred to as the "Tenant Plan Delivery Date").  It is vital that the final working drawings be delivered to Landlord by Tenant Plan Delivery Date in order to allow Landlord sufficient time to review such plans and working drawings, to discuss with Tenant any changes therein which Landlord believes to be necessary or desirable, to enable the Contractor to prepare an estimate of the

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cost of initial Tenant Improvements, and to substantially complete Tenant's Premises within the time frame provided in the Lease.

6.

Substantial Completion.

a.

The Premises shall be deemed to be substantially complete when the work to be performed by Landlord pursuant to the plans and working drawings approved by Landlord and Tenant has been completed and approved by the appropriate governmental authorities, as certified by Landlord and Architect, except for items of work and adjustment of equipment and fixture that can be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises (i.e., "punch list items").

b.

Notwithstanding the foregoing, if Landlord shall be delayed in substantially completing the Premises as a result of:

1.

Tenant's failure to furnish to Landlord on or before the Tenant Plan Delivery Date the final plans and working drawings for the construction and completion of the Premises; or.

2.

Tenant's failure to furnish plans and/or Tenant's failure to approve Landlord's cost estimates within the time specified by Section 4 hereof and/or Tenant's failure to approve the space plan within the time specified in Section 1 hereof; or.

3.

Tenant's changes in the Tenant Improvements or the plans therefor (notwithstanding Landlord's approval of any such changes); or

4.

Tenant's request for changes in or modifications to such plans or working drawings subsequent to the Tenant Plan Delivery Date; or

5.

Inability to obtain non-Building standard materials, finishes or installations requested by Tenant; or

6.

The performance of any work by any person, firm or corporation employed or retained by Tenant; or

7.

Any other act or omission by Tenant or its agents, representatives, and/or employees;

then, in any such event, for purposes of determining the Rental Commencement Date, the Premises shall be deemed to have been substantially completed on the date that Landlord and architect determine that the Premises would have been substantially completed if such delay or delays had not occurred.

7.

Materials and Workmanship.  Landlord covenants and agrees that all work performed in connection with the construction of the Premises shall be performed in a good and workmanlike manner and in accordance with all applicable laws and regulations and with

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the final approved plans and working drawings.  Landlord agrees to exercise due diligence in completing the construction of the Premises.

8.

Repairs and Corrections.  Landlord agrees to repair and correct any work or materials installed by Landlord or its contractor in the Premises that prove defective as a result of faulty materials, equipment, or workmanship and that first appear within ninety (90) days of the date of occupancy of the Premises.  Notwithstanding the foregoing, Landlord shall not be responsible to repair or correct any defective work or materials installed by Tenant or any contractor other than Landlord's contractor, or any work or materials that prove defective as a result of any act or omission of Tenant or any of its employees, agents, invitees, licensees, subtenants, customers, clients, or guests.

9.

Possession by Tenant.  The taking of possession of the Premises by Tenant shall constitute an acknowledgement by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory as of such date of occupancy, except as to any defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than thirty (30) day after Tenant commences occupancy of the Premises, and except for any equipment that is used seasonally if Tenant takes possession of the Premises during a season when such equipment is not in use.

10.

Access During Construction.  During construction of the Tenant Improvements in the Premises with the approval of the Landlord, Tenant shall be permitted reasonable access to the Premises, as long as such access does not interfere with or delay construction work on the Premises for the purposes of taking measurements, making plans, installing trade fixtures, and doing such other work as may be appropriate or desirable to enable Tenant eventually to assume possession of and operate in the Premises.

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EXHIBIT C

Rules and Regulations

1.

Access to Building.  On Saturdays, Sundays, legal holidays and weekdays between the hours of 6:00 p.m. and 8:00 a.m., access to the Building and/or to the halls, corridors, elevators or stairways in the Building may be restricted and access shall be gained by use of a key or electronic card to the outside doors of the Buildings.  Landlord may from time to time establish security controls for the purpose of regulating access to the Building.  Tenant shall be responsible for providing access to the Premises for its agents, employees, invitees and guests at times access is restricted, and shall comply with all such security regulations so established.

2.

Protecting Premises.  The last member of Tenant to leave the Premises shall close and securely lock all doors or other means of entry to the Premises and shut off all lights in the Premises.

3.

Building Directories.  The directories for the Building in the form selected by Landlord shall be used exclusively for the display of the name and location of Tenants.  Any additional names and/or name changes requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

4.

Large Articles.  Furniture, freight and other large or heavy articles may be brought into the Building only at times and in the manner designated by Landlord and always at Tenant's sole responsibility.  All damage done to the Building, its furnishings, fixtures or equipment by moving or maintaining such furniture, freight or articles shall be repaired at Tenant's expense.

5.

Signs.  Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as shall be first approved by Landlord in writing.  Landlord reserves the right to remove at Tenant's expense all matter other than that above-provided for without notice to Tenant.

6.

Compliance with Laws.  Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, whether now existing or hereinafter enacted with respect to the Premises and the use or occupancy thereof.  Tenant shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinance, governmental regulations or order or direction of applicable public authority, which may be dangerous to person or property or which may constitute a nuisance to other Tenants.

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7.

Hazardous Materials.  Tenant shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate, or which, if brought in, would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation.

8.

Defacing Premises and Overloading.  Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises.  Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls; blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices shall not be placed in or about the outside windows in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord.  Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein by bringing in or removing any large or heavy articles and, if considered necessary by Landlord may require Tenant at its expense to supply whatever supplementary supports necessary to properly distribute the weight.

9.

Obstruction of Public Areas.  Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, hall, passageway, entrance, or shipping area.  Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal.  All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its Tenants; provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business so long as such persons are not engaged in illegal activities.

10.

Additional Locks.  Tenant shall not attach, or permit to be attached, additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord.  Upon termination of this Lease or of Tenant's possession, Tenant shall immediately surrender all keys to the Premises.

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11.

Communications or Utility Connections.  If Tenant desires signal, alarm or other utility or similar service connections installed or changed, then Tenant shall not install or change the same without the approval of Landlord, and then only under direction of Landlord and at Tenant's expense.  Tenant shall not install in the Premises any equipment which requires a greater than normal amount of electrical current for the permitted used without the advance written consent of Landlord.  Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other Tenants in the Building, and shall not in any event connect a greater load than that which is safe.

12.

Office of the Building.  Service requirements of Tenant will be attended to only upon application at the office of Caine Company.  Employees of Landlord shall not perform, and Tenant shall not engage them to do any work outside of their duties unless specifically authorized by Landlord.

13.

Restrooms.  The restrooms, toilets, urinals, vanities and the other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant whom, or whose employees or invitees shall have caused it.

14.

Intoxication.  Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who in any way violates any of the rules and regulations of the Building.

15.

Nuisances and Certain Other Prohibited Uses.  Tenant shall not (a) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning apparatus in or about the Premises; (b) engage in any mechanical business, or in any service in or about the Premises or Building, except those ordinarily embraced within the permitted use of the Premises specified in Section 3; (c) use the Premises for housing, lodging, or sleeping purposes; (d) prepare or warm food in the Premises or permit food to be brought into the Premises for consumption therein (heating coffee and individual lunches of employees excepted) except by express permission of Landlord; (e) place any radio, television, microwave, or any antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, or place a musical or sound-producing instrument or device inside or outside the Premises which may be heard outside the Premises; (f) use any power source for the operation of any equipment or device other than dry cell batteries or electricity; (g) operate any electrical device from which may emanate waves that could interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (h) bring or permit to be in the Building any bicycle, other vehicle, dog (except in the company of a blind person), other animal or bird; (i) make or permit any objectionable noise or odor to emanate from the Premises; (j) disturb, harass, solicit or canvass any occupant of the Building; (k) do anything in or about the Premises which could be a

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nuisance or tend to injure the reputation of the Building; (i) allow any firearms in the Building or the Premises except as approved by Landlord in writing.

16.

Solicitation.  Tenant shall not canvass other Tenants in the Building to solicit business or contributions and shall not exhibit, sell or offer to sell, use, Rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises for which specific authority granted in the lease agreement.

17.

Energy Conservation.  Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning and shall not allow the adjustment (except by Landlord's authorized Building personnel) of any controls.

18.

Building Security.  At all times other than normal business hours the exterior Building doors and suite entry door(s) must be kept locked to assist in security.  The janitorial service, upon completion of its duties, will lock all Building doors.  Problems in the Building and suite security should be directed to Landlord at (864) 250-2800.

19.

Parking.  Parking is only in areas that are specifically designated for parking.  There may be no vehicles in "no parking" zones or at curbs.  Handicapped spaces are for handicapped persons and the Police Department will ticket unauthorized (unidentified) cars in handicapped spaces. Landlord reserves the right to remove vehicles that do not comply with the Lease or these Rules and Regulations and Tenant shall indemnify and hold harmless Landlord from its reasonable exercise of these rights with respect to the vehicles of Tenant and its employees, agents and invitees.

20.

Janitorial Service.  The janitorial staff will remove all trash from trashcans.  Any container or boxes left in hallways or apparently discarded unless clearly and conspicuously labeled DO NOT REMOVE may be removed without liability to the Tenant.  Any large volume of trash resulting from delivery of furniture, equipment, etc., should be removed by the delivery company, Tenant, or Landlord at Tenant's expense.  Janitorial service will be provided after hours five (5) days a week.  All requests for trash removal other than normal janitorial services should be directed to Landlord at (864)250-2800.

21.

Construction.  Tenant shall make no structural or interior alterations of the Premises.  All structural and nonstructural alterations and modifications to the Premises shall be coordinated through Landlord as outlined in the Lease.  Completed construction drawings of the requested changes are not be submitted to Landlord or its designated agent for pricing and construction supervision.

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EXHIBIT D

Base Rent

From[1]	Through[2]	Rate[3]	Annual Amount[4]	Monthly Installment
Month 1	Month 12	$18.50	$74,536.56	$6,211.38
Month 13	Month 24	$18.87	$76,027.20	$6,335.60
Month 25	Month 36	$19.25	$77,558.28	$6,463.19

1 Unless otherwise indicated, beginning on the first day of the specified full calendar month following the Commencement Date.

2 Unless otherwise indicated, through and including the last day of the specified full calendar month following the Commencement Date.

3 Per Rentable square foot per year.

4 Expressed on an annualized basis even though the applicable period may be longer or shorter than twelve (12) months.

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EXHIBIT E

ADDITIONAL RENT - OPERATIONAL EXPENSE PASS THROUGHS.  Tenant agrees to pay to Landlord, as Additional Rent, for each calendar year in a lump sum, Tenant's Proportionate Share of any increase in Operating Expenses (as hereinafter defined) which exceed the Operating Expenses for the calendar year 2005 (hereinafter referred to “Base Year”).Tenant's Proportionate Share shall be calculated by dividing the rentable square feet of the Premises by the rentable square feet of the Building.  If during any calendar year the occupancy of rentable area in the Building is less than full, Operating Expenses will be adjusted for such year as though at least 95% of the rentable area had been occupied.

As used herein, the term "Operating Expenses" shall mean direct costs of operation, repair and maintenance as determined by standard accounting practices, including, but not limited to ad valorem real and personal property taxes, hazard and liability insurance premiums, utilities, heat, air conditioning, janitorial service, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, management fees, and common area expenses; provided, however, the term "Operating Expenses" shall not include depreciation on the Building or equipment therein, interest, executive salaries, real estate brokers' commissions, or other expenses that do not relate to the operation of the Building.  The annual statement of Operating Expenses shall be accounted for and reported in accordance with generally-accepted accounting principles (hereinafter referred to as the "Annual Statement").

For the calendar year commencing on January 1, 2005 and for each calendar year thereafter, Landlord shall estimate the amount the Operating Expenses shall increase for such calendar year above the Operating Expenses incurred during the Base Year.  Landlord shall send a written statement of the amount of Tenant's Proportionate Share of any estimated increase in Operating Expenses and Tenant shall pay to Landlord, monthly or annually, Tenant's Proportionate Share of such increase in Operating Expenses.  Within ninety (90) days after the end of each calendar year, Landlord shall send a copy of the Annual Statement to Tenant.  Pursuant to the Annual Statement, Tenant shall pay to Landlord Additional Rent as owed or Landlord shall adjust Tenant's Rent payments if Landlord owes Tenant a credit, such payment or adjustment to be made within thirty (30) days after the Annual Statement is received by Tenant.  After the Expiration Date, Landlord shall send Tenant the final Annual Statement for the Term, and Tenant shall pay to Landlord Additional Rent as owed or if Landlord owes Tenant a credit, then Landlord shall pay Tenant a refund.  If this Lease expires or terminates on a day other than December 31, then Additional Rent shall be prorated on a 365-day calendar year.

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EXHIBIT F

NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT

THIS AGREEMENT made and entered into this _____ day of ___________, ____;

WHEREAS, Falls Place, LLC (hereinafter referred to as Landlord), and ________________________ (hereinafter referred to as Tenant), entered into a Lease, dated the ____ of __________, ____, covering a portion of the premises described in Exhibit A attached hereto and made a part hereof; and

WHEREAS, the Landlord is obtaining a loan from Carolina First (hereinafter referred to as Lender), to be secured by a mortgage encumbering the premises described on Exhibit A; and

WHEREAS, the Tenant has agreed to subordinate its interest in the aforesaid Lease to the interest of the Lender under the aforesaid mortgage and the Lender has agreed to recognize the rights of the Tenant under the aforesaid Lease;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and the sum of Ten and No/100 ($10.00) Dollars, each paid to the other, the parties hereto enter into the following agreement:

So long as no default exists, nor any event has occurred, which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle the Landlord under the Lease to terminate the Lease or would cause, without any further action of such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant thereunder, the Lease shall not be terminated, nor shall the Tenant's use, possession or enjoyment of the Leased Premises be interfered with, nor shall the leasehold estate granted by the Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with the Mortgage or in case the Lender takes possession of the Premises pursuant to any provisions of the Mortgage unless such Landlord would have had such right if the Mortgage had not been made, except that the person acquiring the interest of the Landlord as a result of any such action or proceeding, his successors and assigns (herein called

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"the Purchaser"), shall not be:  (a) liable for any act or omission of any prior landlord; or (b) subject to any offsets or defenses which Tenant might have against any prior landlord; or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord; or (d) bound by any amendment or modification of the Lease made without the Lender's prior written consent.  If the interest of the Landlord under the Lease be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage, Tenant shall be bound to the Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser were the Landlord under the Lease, and Tenant does hereby attorn to the Purchaser, including the Lender if it be the Purchaser, as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments, upon Purchaser succeeding to the interest of the Landlord under the Lease.  The Purchaser, upon such attornment, to the extent of the then remaining balance of the term of the Lease and any other extensions and renewals, shall be and are the same as now set forth therein except as herein otherwise expressly provided.  The Tenant specifically agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage and to any future mortgage affecting the Leased Premises held by the Lender.

This agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

IN WITNESS WHEREOF, the subscribing corporations have caused their corporate seals to be hereunto affixed and these presents to be executed by their duly authorized officers this 31st day of May, 2005.

LANDLORD:

In the Presence of:

FALLS PLACE, LLC

/s/  Ann Ross

BY:  /s/ Caine Halter

/s/  Diane Vincent

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In the Presence of:

TENANT:

Recom Managed Systems, Inc.

______________________________

BY:  /s/ Pamela M. Bunes

______________________________

In the Presence of:

LENDER:

______________________________

BY:________________________________

______________________________

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EXHIBIT G

RENEWAL OPTION

(a)

Option to Extend.  Tenant shall have the right and option to extend the Lease (the "Renewal Option") for one (1) additional periods of Thirty-six (36) months (the “Renewal Lease Terms”); provided however the Renewal Option is contingent upon the following  (i) Tenant is not in default at the time Tenant gives Landlord written notice of Tenant’s intention to exercise the Renewal Option; (ii) upon the Expiration Date of the original Term, Tenant has no outstanding default; (iii) no event has occurred that upon notice or the passage of time would constitute a default; (iv) Tenant is not disqualified by multiple defaults as provided in the Lease; and (v) Tenant is occupying the Premises.  Tenant shall exercise the Renewal Option by giving Landlord written notice at least one hundred eighty (180) days prior to the Expiration Date of the Original Lease Term.  If Tenant fails to give such notice to Landlord prior to said one-hundred eighty  (180) day period, then Tenant shall forfeit the Renewal Option.  If Tenant exercises the Renewal Option, then during the Renewal Lease Term, Landlord and Tenant’s respective rights, duties and obligations shall be governed by the terms and conditions of the Lease.

(b)

Term.  If Tenant exercises the Renewal Option, then during the Renewal Lease Term, all references to the term “Term”, as used in the Lease, shall mean the “Renewal Lease Term”.

(c)

Termination of Renewal Option on Transfer by Tenant.  In the event Landlord consents to an assignment or sublease by Tenant, then the remaining Renewal Option shall automatically terminate unless otherwise agreed in writing by Landlord.

Base Rent for Renewal Lease Term.  The Base Rent for the first twelve (12) months of the Renewal Lease Term shall be two percent (2%) greater than the Rental Rate for the immediately preceding twelve (12) month period.  Base Rent shall increase two percent (2%) every twelve (12) months thereafter.

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